Fair Value Measurements	9 Months Ended
Aug. 31, 2026
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 8 — Fair Value Measurements

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:

Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:

Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on assessment of the assumptions that market participants would use in pricing the asset or liability.

At August 31, 2026, cash and investments held in the Trust Account were comprised of $567 in cash and $235,645,248 in money market funds which are invested primarily in U.S. Treasury Securities. Through August 31, 2026, the Company withdrew $175,000 of interest earned on the Trust Account for working capital purposes, of which $175,000 was withdrawn during the nine months ended August 31, 2026.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at August 31, 2026 and November 30, 2025 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	August 31, 2026	November 30, 2025
Assets:
Investments held in Trust Account – money market funds	1	$235,645,248	$—

The fair value of the Public Rights issued in the Initial Public Offering is $3,404,000, or $0.148 per Public Right. The Public Rights have been classified within shareholders’ deficit and will not require remeasurement after issuance. The Public Rights were classified within Level 3 of the fair value hierarchy at the measurement date due to the use of unobservable inputs inherent in assumptions related to the market adjustments as noted below. The following table presents the quantitative information regarding market assumptions used in the valuation of the Public Rights:

December 18, 2025
Unit price	$9.95
Stock price	$9.80
Pre-adjusted value per right	$0.98
Market adjustment(1)	15.13%

____________

(1)      The Market adjustment reflects additional factors, which may include the likelihood of Business Combination occurring, market perception of lack of available or suitable targets, or possible post-acquisition decline of stock price prior to conversion of the Public Rights. The adjustment is determined by comparing traded Public Right prices to simulated model outputs. The market adjustment was determined by calibrating traded Public Rights prices as of the valuation dates.